UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2014

LIBERTY INTERACTIVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On May 8, 2014, Liberty Interactive Corporation (the “Company”) issued a press release (the “Earnings Release”) setting forth information, including financial information, which is intended to supplement the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2014.
This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the quarter ended March 31, 2014, are being furnished to the SEC.

Item 7.01. Regulation FD Disclosure
On May 7, 2014, the Company announced that QVC, Inc. ("QVC"), a wholly-owned subsidiary of the Company, and the Company will webcast a QVC Investor Meeting on Thursday, May 15th, with presentations beginning at 10:00 a.m. ET. During these presentations, observations may be made regarding QVC’s financial performance and outlook.
Also on May 7, 2014, the Company announced that Greg Maffei, President and CEO of the Company, will be presenting at the Inaugural MoffettNathanson Media and Communications Summit on Wednesday, May 14th, at 2:00 p.m. Eastern Time at Le Parker Meridien Hotel in New York, NY. During his presentation, Mr. Maffei may make observations regarding the Company's financial performance and outlook.
This Item 7.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.2 and Exhibit 99.3 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name
99.1	Press Release dated May 8, 2014 regarding the Company's first quarter 2014 earnings release
99.2	Press Release dated May 7, 2014 regarding the QVC investor meeting
99.3	Press Release dated May 7, 2014 regarding Greg Maffei's presentation at the Inaugural MoffettNathanson Media and Communications Summit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2014

LIBERTY INTERACTIVE CORPORATION

By:     /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release dated May 8, 2014 regarding the Company's first quarter 2014 earnings release
99.2	Press Release dated May 7, 2014 regarding the QVC investor meeting
99.3	Press Release dated May 7, 2014 regarding Greg Maffei's presentation at the Inaugural MoffettNathanson Media and Communications Summit